UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material under § 240.14a-12

DAYBREAK OIL AND GAS, INC.

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒      No fee required.

☐       Fee paid previously with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DAYBREAK OIL AND GAS, INC.

1101 N. Argonne Rd.
Suite A 211
Spokane Valley, WA 99212

June 30, 2022

To Our Shareholders:

We are pleased to provide you notice of, and to invite you to attend, an Annual Meeting of the Shareholders (the “Annual Meeting”) of Daybreak Oil and Gas, Inc., a Washington corporation (“Daybreak”, the “Company,” “we,” “our” or “us”), as called by the Board of Directors to be held on August 30, 2022 at 11:00 a.m., local time, at 1414 S. Friendswood Dr., 77546.

The attached Notice of Annual Meeting of Shareholders and proxy statement provide more information concerning the matters to be considered at the Annual Meeting. We do not expect to transact any other business at the Annual Meeting.

As you know, we recently held a Special Meeting of Shareholders at which we asked you to approve a transformative Equity Exchange transaction, which is summarized below. At that Special Meeting, you also elected directors and ratified the appointment of our auditor for the fiscal year just ended on February 28, 2022. We are now asking you again to elect our directors and to ratify our appointment of our auditor for the current fiscal year (ending on February 28, 2023) to get back on a regular annual meeting schedule moving forward.

Below is a high level summary of the key events of the last 12 months:

On October 20, 2021, and subsequently amended on February 22, 2022, and May 24, 2022, we entered into an Equity Exchange Agreement (as amended, the “Exchange Agreement”) by and between Daybreak, Reabold California LLC, a California limited liability company (“Reabold”), and Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”), pursuant to which the parties agreed for (i) Daybreak to acquire 100% ownership of Reabold, in exchange for (ii) Daybreak issuing 160,964,489 shares of its common stock to Gaelic (the “Exchange Shares”), which would result in Reabold becoming a wholly-owned subsidiary of Daybreak named “Reabold California, LLC” and Gaelic becoming the owner of the Exchange Shares and a major shareholder of Daybreak (the foregoing transaction and the transactions contemplated thereby, the (“Equity Exchange”)).

On May 25, 2022, Daybreak, Reabold California, LLC, and Gaelic closed the transactions contemplated by the Equity Exchange. At the closing, (i) Gaelic irrevocably assigned and transferred all of its ownership interests in Reabold to Daybreak, and (ii) Daybreak authorized the issuance of 160,964,489 shares of its common stock to Gaelic, as a result of which Reabold became a wholly-owned subsidiary of Daybreak and Gaelic became the largest shareholder of Daybreak. The closing of the Equity Exchange and the transactions contemplated thereby was approved by the shareholders of the Company at the Special Meeting of Shareholders held on May 20, 2022.

On May 26, 2022, Daybreak completed the sale of 125,000,000 shares of its common stock for $2,500,000. These two transaction haves transformed Daybreak by expanding our operations into another area, doubling our oil reserves, doubling our production and providing much needed capital to develop these reserves.

We are making our proxy materials accessible online, which allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Please read the Proxy Statement for more information about how to access the proxy materials online.

On July 15, 2022, we plan to mail to our shareholders a notice explaining how to access our 2022 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended February 28, 2022, request a printed copy of these materials and vote online. All shareholders who request paper copies will receive copies of the Proxy Statement and Annual Report by mail. Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

You may vote by proxy over the Internet or by telephone using the instructions on the Notice, or, if you request to receive a paper copy of the proxy card, you can mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Annual Meeting. Regardless of the number of shares you own; please be sure you are represented at the Annual Meeting either by attending in person or by returning your proxy or voting on the internet as soon as possible.

Even if you plan to attend the Annual Meeting, we request that you vote your shares following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

We are excited about the opportunities for the Company’s future, and our Board of Directors recommends that you vote your shares in favor of the proposals to be presented at the Annual Meeting. On behalf of our Board of Directors, thank you for your continued interest in Daybreak Oil and Gas, Inc. We look forward to seeing you on August 30, 2022.

Sincerely,

/s/ James F. Westmoreland

James F. Westmoreland
Chairman of the Board of Directors

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated June 30, 2022, and is first being mailed to Daybreak shareholders on or about July 15, 2022.

DAYBREAK OIL AND GAS, INC.

1101 N. Argonne Rd.
Suite A 211
Spokane Valley, WA 99212

___________

Notice of Annual Meeting of Shareholders

June 30, 2022

___________

Notice Is Hereby Given that an Annual Meeting of Shareholders of Daybreak Oil and Gas, Inc. will be held at 11:00 a.m., local time, at 1414 S. Friendswood Dr., Friendswood, TX 77546, on August 30, 2022, to consider and act upon the following matters:

1.	To elect the following four (4) directors nominated by our Board of Directors to the Daybreak Board of Directors, to serve until the Company’s next Annual Meeting of Shareholders, or until their earlier, death, resignation or removal:

•        James F. Westmoreland, the Company’s Chief Executive Officer and Chairman of the Board of Directors;

•        Timothy R. Lindsey, current director;

•        James F. Meara, current director; and

•	Darren Williams, current director;
2.	To ratify our appointment of MaloneBailey, LLP as our independent registered public accountants for the fiscal year ending February 28, 2023.

In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof for which discretionary authority is allowed by Rule 14a-4(c) of the Securities Exchange Act of 1934.We have not received notice of other matters that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record of the Company’s common stock at the close of business on July 7, 2022 are entitled to notice of and to vote at the Annual Meeting.

On or about July 15, 2022, we plan to mail to our shareholders a notice explaining how to access our 2022 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended February 28, 2022, request a printed copy of these materials and vote online. We are making our proxy materials accessible online, which allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Please read the Proxy Statement for more information about how to access the proxy materials online. Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote promptly so that your shares will be represented and properly voted at the meeting. Even if you plan to attend the Annual Meeting; you will be free to revoke your proxy and vote in person at the meeting if you wish. If you wish to vote your shares at the meeting, the inspector of election will be available to record your vote at the meeting site beginning 10:30 a.m. on the date of the meeting.

By Order of the Board of Directors,

/s/ Karol L. Adams
Karol L. Adams
Corporate Secretary

Spokane Valley, Washington
June 30, 2022

DAYBREAK OIL AND GAS, INC.

1101 N. Argonne Rd.
Suite A 211
Spokane Valley, WA 99212

___________

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 30, 2022

___________

GENERAL INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

The Board of Directors (the “Board”) of Daybreak Oil and Gas, Inc., a Washington corporation (the “Company” or “Daybreak”), is soliciting your proxy to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on August 30, 2022 11:00 a.m., local time, at 1414 S. Friendswood Dr., Friendswood, TX 77546, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Access and Notice of proxy materials, including this proxy statement, voting instructions, a letter to shareholders from our President and Chief Executive Officer, and our annual report on Form 10-K for the fiscal year ended February 28, 2022 is first being distributed and made available to Shareholders on or about July 15, 2022. You should carefully read the entire proxy statement and the additional documents referred to in this proxy statement for a more complete understanding of the matters being considered at the Annual Meeting. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our” or the “Company,” we are describing Daybreak Oil and Gas, Inc.

Purposes of the Meeting

At the Annual Meeting, we will ask our shareholders to consider and act upon the following matters:

1.	To consider and vote upon a proposal to elect the following four (4) directors nominated by our Board of Directors to the Daybreak Board of Directors, to serve until the Company’s next Annual Meeting of Shareholders, or until their earlier, death, resignation or removal:
•	James F. Westmoreland, the Company’s Chief Executive Officer and Chairman of the Board of Directors;
•	Timothy R. Lindsey, current director;
•	James F. Meara, current director; and
•	Darren Williams, current director; and
2.	To ratify our appointment of MaloneBailey, LLP as our independent registered public accountants for the fiscal year ending February 28, 2023.

Recommendations of the Board of Directors

Our Board of Directors unanimously recommends that Daybreak Shareholders vote “FOR” all the proposals to be considered at the Annual Meeting.

Notice of Mailing of Proxy Materials

We are making our proxy materials accessible online, pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On July 15, 2022, we plan to mail to our shareholders a notice explaining how to access our 2022 Proxy Statement and Form 10-K for the fiscal year ended February 28, 2022, request a printed copy of these materials and vote online. Please read the Proxy Statement for more information about how to access the proxy materials online.

Important Notice Regarding the Internet Availability of Proxy Materials for the Upcoming Annual Meeting of Shareholders

This proxy statement, letter to shareholders from our President and Chief Executive Officer, and 2022 Annual Report on Form 10-K are available on our website at www.daybreakoilandgas.com, from commercial document retrieval services and on the website maintained by the SEC at http://www.sec.gov.

Proxy Solicitation

This solicitation of proxies is by Daybreak, the registrant.

In addition to the solicitation of proxies by use of this proxy statement, our directors, officers and employees may solicit the return of proxies by mail, personal interview, telephone or facsimile. We will not pay additional compensation to our directors, officers or employees for their solicitation efforts, but we will reimburse them for any out–of–pocket expenses they incur in their solicitation efforts. We will request that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of stock registered in their names. We will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of Daybreak common stock. If so, we will supply them with additional copies of the proxy materials for distribution to the beneficial owners. We will also reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of Daybreak common stock.

We will bear all costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Shareholders, this proxy statement, the enclosed form of proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation.

We do not anticipate of the need to utilize a proxy solicitation firm to aid in solicitation of Proxies from its shareholders,

Record Date, Shareholders Entitled to Vote

The Company has determined July 7, 2022 as the record date with respect to the determination of shareholders entitled to vote at the Annual Meeting. Daybreak’s outstanding stock includes only Common Stock. Only shareholders of record of the Company’s common stock at the close of business on July 7, 2022 are entitled to notice of and to vote at the Annual Meeting.

Outstanding Shares, Quorum and Voting

As of June 30, 2022, the date of filing of this proxy statement with the SEC, there were 384,735,402 shares of Daybreak common stock outstanding and entitled to one vote each at the Annual Meeting. The outstanding voting shares of common stock entitled to vote on this date were registered in the names of 1,703 shareholders. There is no expectation that there would be any change in the number of shares of Daybreak common stock between the date of filing the proxy statement with the SEC, and the record date, July 7, 2002.

The presence of the holders of a majority of the outstanding voting shares of common stock, as stated above, either in person or by proxy, is required to constitute a quorum at the Annual Meeting.

We will count abstentions and broker non-votes for purposes of determining whether a quorum is present. Therefore, shareholders that submit their voting choices, but are not voted FOR or AGAINST (because of abstention, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting. However, although they are considered in determining the presence of a quorum, abstentions and “broker non-votes” will not be considered “votes cast”. Because abstentions are not counted as votes cast, they will have no effect on any vote, including as to the election of directors. Similarly, broker non-votes will have no effect on the vote.

The stock does not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of the voting power of the shares voting in an election of directors, acting together (as applicable), may elect all of the directors if they choose to do so. In such event, the holders of the remaining shares aggregating less than fifty percent (50%) would not be able to elect any directors. Each common shareholder has the right to vote in person or by proxy one vote for every share of stock standing in his or her name on the books of the Company on the record date.

Proposal Number 1 – Election of Directors - will be elected by a plurality of votes cast. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. The election of directors will be accomplished by determining the four nominees receiving the highest total votes.

Proposal Numbers 2 will be decided by a majority vote of the votes cast with respect thereto.

Karol L. Adams will vote all forms of proxy that are properly completed, signed and returned prior to the Annual Meeting in accordance with the instructions indicated thereon, and in their discretion as to any other matters that may properly come before the meeting for which discretionary authority is allowed by Rule 14a-4(c) of the Securities Exchange Act of 1934.

Broadridge, an independent third party, will tabulate and certify the vote, and will have a representative in attendance, by phone, to act as the independent inspector of elections for the Annual Meeting.

How to Vote

The SEC’s “notice and access” rules allow companies to send (or request brokers to send) you a one-page notice that the materials are available electronically instead of the traditional large proxy package containing a proxy card, annual report and proxy statement. This enables companies to save costs and help the environment. If you receive such a notice, you have the option of (1) accessing the proxy materials, including instructions on how to vote, online or by telephone (2) requesting that those materials be sent to you in paper. You can elect to have the Company send hard copies of proxy materials after receiving the notice. Companies can still choose to mail hard copies of proxy materials to all or some shareholders that have not elected to have the Company send hard copies to them.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned a proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

You may vote on the Internet at www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 29, 2022, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you would like to reduce the costs incurred by Daybreak Oil and Gas, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

You may vote by phone at 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

If you choose to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to DAYBREAK OIL AND GAS, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you provide specific voting instructions, your shares will be voted as you instruct.

For beneficial owners who hold their shares through a broker, bank or other financial institution, the availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

Broker Discretionary Voting and the Effect of Abstentions

If you hold your shares through a broker, bank or other financial institution, your broker will not be permitted to vote on Proposals 1 and 2 on your behalf unless you provide specific instructions by completing and returning the proxy card or following the instructions provided to you to vote your shares via telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the shareholder meeting.

If you sign the proxy card of your broker, trustee, or other nominee, but do not provide instructions, or if you do not make specific Internet or telephone voting choices, your shares will not be voted on Proposal 1.

When a broker, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote in the absence of timely instructions from the beneficial owner, this is referred to as a “broker non-vote.” Brokers may not have discretionary authority to vote on any Proposals except Proposal Number 2.

An “abstention” occurs when a shareholder sends in a proxy by mail, telephone or the internet, but does not provide specific voting instructions, fails to cast a ballot or declines to vote regarding a particular matter or attends the Annual Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote.

Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, abstentions and broker non-votes will have the effect of a “NO” vote. The Company intends to exclude abstentions and broker non-votes from the tabulation of voting results for Proposal 3, which requires approval of a majority of the votes cast.

Revocability of Proxies

You have the right to revoke your proxy at any time prior to its exercise by written notice to the Corporate Secretary at: Daybreak Oil and Gas, Inc., 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546. Your written revocation will be effective only if the Corporate Secretary receives the notice at least twenty-four (24) hours prior to the Annual Meeting, or if the Inspector of Election receives the notice at the Annual Meeting.

Annual Meeting Attendance

Subject to space availability, all shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration will begin at 10:30 a.m. and the Annual Meeting will begin at 11:00 a.m., local time. Please note that we may ask you to present valid identification when you check in at the registration desk.

If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

You may not bring cameras, recording equipment, electronic devices, large bags, briefcases or packages into the Annual Meeting.

Voting Results

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Proxy Statement Mailing Information; Delivery of Documents to Security Holders Sharing an Address; Householding

The SEC rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address, by delivering a single proxy statement, letter to shareholders from our President and Chief Executive Officer, and annual report on Form 10-K to those shareholders. This method of delivery, often referred to as “householding” is meant to reduce both the amount of duplicate information that shareholders receive and printing and mailing costs. To take advantage of this opportunity, the Company delivers only one notice and access, or proxy statement, letter to shareholders from our President and Chief Executive Officer, and annual report on Form 10-K to multiple shareholders who share an address. If you prefer to receive separate copies of a notice of access, proxy statement, letter to shareholders from our President and Chief Executive Officer, or annual report on Form 10-K, either now or in the future, or if you currently are a shareholder sharing an address with another shareholder and wish to receive only one copy of future proxy materials for your household, please send your request in writing to the Company at the following address: 1414 S. Friendswood, Suite 212, Friendswood, TX 77546, Attn: Corporate Secretary or call (281) 996-4176.

We are making our proxy materials accessible online, pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which allows us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. On, or around July 15, 2022, we plan to mail to our shareholders a notice explaining how to access our 2022 Proxy Statement and Form 10-K for the fiscal year ended February 28, 2022, request a printed copy of these materials and vote online. Please read the Proxy Statement for more information about how to access the proxy materials online.

Access to Corporate Governance Documents and Annual Reports on Form 10-K

Our Corporate Governance policies and procedures are available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and are also available upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1414 S. Friendswood, Suite 212, Attn: Corporate Secretary or call (281) 996-4176. The contents of this website are not incorporated by reference and the website address provided in this proxy statement is intended to be an inactive textual reference only.

We refer you to our proxy statement filed with the SEC on April 21, 2022, hereby incorporated by reference into, and made a part of, this proxy statement, and is available under the “Shareholder/Financial – Annual and Quarterly Reports” section of our website at www.daybreakoilandgas.com and is also available upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546 or call (281)996-4176.

The Annual Report on Form 10-K is available under the “Shareholder/Financial – Annual and Quarterly Reports” section of our website at www.daybreakoilandgas.com and is also available upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546 or call (281)996-4176.

 PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

To consider and vote upon a proposal to elect the following four (4) directors nominated by our Board of Directors to the Daybreak Board of Directors, to serve until the Company’s next Annual Meeting of Shareholders, or until their earlier, death, resignation or removal:

•        James F. Westmoreland, the Company’s Chief Executive Officer and Chairman of the Board of Directors;

•        Timothy R. Lindsey, current director;

•        James F. Meara, current director; and

•        Darren Williams, current director.

Our Board is currently comprised of four directors. The Board has nominated each of the four persons named below for election to the Board for a term that will expire at the next Annual Meeting of Shareholders in 2023.

Vote Required

In accordance with our Bylaws, Proposal Number 1 – Election of Directors - will be elected by a plurality of votes cast. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. The election of directors will be accomplished by determining the four nominees receiving the highest total votes.

The effects of abstentions and broker non-votes are discussed under “General Information About the Meeting, Voting and Proxies, Outstanding Shares, Quorum and Voting” on page 2.

A shareholder may (i) vote for the election of any one or more of the nominees, or (ii) withhold authority to vote for any one or more of the nominees by so indicating on the proxy card. Shares will be voted as specified on the enclosed proxy card or as so instructed via the alternative voting procedure described on the proxy card. If you sign, date and return the proxy card without specifying how you want your shares voted, they will be voted for the election of the director nominees. If, at the time of or prior to the Annual Meeting, any of the nominees are unable or decline to serve, the persons named as proxies may use the discretionary authority provided in the proxy to vote for a substitute or substitutes designated by the Board. The Board has no reason to believe that any substitute nominee or nominees will be required.

Our shareholders do not have the right to cumulative voting in the election of our directors. Cumulative voting could allow a minority group to elect at least one director to our Board. Because there is no provision for cumulative voting, a minority group will not be able to elect any directors. Conversely, if our principal beneficial shareholders and directors wish to act in concert, they would be able to vote to elect directors of their choice, and otherwise directly or indirectly, control the direction and operation of the Company.

Directors are elected for terms expiring at the next succeeding Annual Meeting of Shareholders. We currently have 4 directors whose terms expire in 2023. Each director is nominated for a one-year term expiring at the 2023 Annual Meeting

Nominees for Election as Directors

The names and professional backgrounds of the nominees for election at the Annual Meeting are set forth below.

Name	Age	Director Since

Timothy R. Lindsey	69	2007
James F. Meara	68	2008
James F. Westmoreland	66	2008
Darren Williams	50	2022

Timothy R. Lindsey has served as a member of the Board of Directors since January 2007. He served as the Company’s Interim President and Chief Executive Officer from December 2007 until his resignation in October 2008. Mr. Lindsey has over 40 years of energy and mineral exploration, technical and executive leadership in global exploration, production, technology, and business development. From March 2005 to the present, Mr. Lindsey has been the Principal of Lindsey Energy and Natural Resources, an independent consulting firm specializing in energy and mining industry issues. From September 2003 to March 2005, Mr. Lindsey held executive positions including Senior Vice-President, Exploration with The Houston Exploration Company, a Houston-based independent natural gas and oil company formerly engaged in the exploration, development, exploitation and acquisition of domestic natural gas and oil properties. From October 1975 to February 2003, Mr. Lindsey was employed with Marathon Oil Corporation, a Houston-based company engaged in the worldwide exploration and production of crude oil and natural gas, as well as the domestic refining, marketing and transportation of petroleum products. During his 27-year tenure with Marathon, Mr. Lindsey held a number of positions including senior management roles in both domestic and international exploration and business development. Mr. Lindsey served as a director and Chairman of the Board of Directors of Revett Mining Company., a publicly-listed company with mining activities in Montana from April 2009 until the merger of Revett Mining Company into Helca Mining in June 2015. Mr. Lindsey obtained his Bachelor of Science degree in geology at Eastern Washington University in 1973, and completed graduate studies in economic geology from the University of Montana in 1975. In addition, he completed the Advanced Executive Program from the Kellogg School of Management, Northwestern University, in 1990. Mr. Lindsey is a member of the American Association of Petroleum Geologists, the Rocky Mountain Association of Geologists, the Montana Mining Association, and, the American Exploration and Mining Association.

James F. Meara has served as a member of the Board of Directors since March 2008. From 1980 through December 2007, Mr. Meara was employed with Marathon Oil Corporation, a Houston-based company engaged in the worldwide exploration and production of crude oil and natural gas, as well as the domestic refining, marketing and transportation of petroleum products. During his 27-year tenure with Marathon, Mr. Meara moved through a series of posts in the tax department, becoming manager of Tax Audit Systems and Planning in 1988, and in 1995 he was named Commercial Director of Sakhalin Energy in Moscow, Russia. In 2000, Mr. Meara served as Controller and was appointed to Vice President of Tax in January 2002, serving until his retirement in December 2007. Mr. Meara holds a bachelor’s degree in accounting from the University of Kentucky and a master’s degree in business administration from Bowling Green State University, and is a member of the American Institute of Certified Public Accountants.

James F. Westmoreland was elected Chairman of the Board of Directors in 2014, and appointed President and Chief Executive Officer and director in October 2008. He also serves as interim principal finance and accounting officer. Prior to that, he had been our Executive Vice President and Chief Financial Officer since April 2008. He also served as the Company’s interim Chief Financial Officer from December 2007 to April 2008. From August 2007 to December 2007, he consulted with the Company on various accounting and finance matters. Prior to that time, Mr. Westmoreland was employed in various financial and accounting capacities for The Houston Exploration Company for 21 years, including Vice President, Controller and Corporate Secretary, serving as its Vice President and Chief Accounting Officer from October 1995 until its acquisition by Forest Oil Corporation in June 2007. Mr. Westmoreland has almost 40 years of experience in oil and gas accounting, finance, corporate compliance and governance, both in the public and private sector. He earned his Bachelor of Business Administration in accounting from the University of Houston. Mr. Westmoreland is the nominee selected by him to be nominated to the Daybreak Board of Directors pursuant to the terms of the Voting Agreement.

Darren Williams was elected to the Board in May 2022, being nominated by the Board of Directors as agreed pursuant to the terms of the Exchange Agreement. Mr. Williams brings over 28 years of experience in various areas in the Oil and Gas industry. In 2021 he was appointed Chief Operating Officer of Black Knight Energy, LLC, a California-based, private energy company focused on the acquisition and development of large, cash flowing oil and natural gas assets across the Lower 48. Prior to that, from 2014 to 2021, Mr. Williams served as Executive Vice President - Operations/Exploration & Development for California Resources Corp (NYSE: CRC), California’s largest independent oil and gas producer. From 1997 to 2014, Mr. Williams held many positions within Marathon Oil Corporation (MRO), domestically as well as internationally. His titles included Africa Exploration Manager President Marathon Upstream Gabon, Vice-President Marathon Oil Investments Limited; Oklahoma Exploration & Production Manager; Gulf of Mexico Exploration & Appraisal Manager; and Geophysicist/Technical Supervisor. Before joining Marathon, Mr. Williams was Geophysicist/Technical Supervisor in London and Houston, TX from 1997 to 2008. From 1994 to 1997 he Special Projects Geophysicist with Ikon Science. Mr. Williams holds a MSc Basin Evolutions & Dynamics (Petroleum Geology) from Royal Holloway, University of London, UK; and a BSc Geophysics, University of Leicester, UK. Mr. Williams is the nominee selected by Gaelic to be nominated to the Daybreak Board of Directors pursuant to the terms of the Voting Agreement.

Consideration of Director Nominees.

When analyzing whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Governance Committee and the Board focus on the information as summarized in each of the Directors’ individual biographies set forth above.

In particular, the Governance Committee and the Board considered:

•	Mr. Lindsey’s over 40 year career as a successful senior executive in the energy industry, his extensive knowledge of the industry and his active participation in energy related professional organizations are also valuable assets to the Board. His knowledge and expertise in the energy business and management leadership regarding the issues affecting our business have been invaluable to the Board of Directors in overseeing the business affairs of our Company. Further, the Committee believes that his extensive background and service with other public companies in the energy and mining sectors and his technical expertise provide the Board with superior leadership and decision-making skills.
•	Mr. Meara’s education, executive leadership roles and 27 year work experience in finance, tax and accounting in the crude oil and natural gas industry provide the knowledge and financial expertise needed to serve on the Board and the Company’s audit committee.
•	Mr. Westmoreland’s over 40 year career in various operational financial and accounting capacities, including Vice President, Chief Accounting Officer, Controller and Corporate Secretary at a public crude oil and natural gas company along with his recent experience as President, Chief Executive Officer, Executive Vice President and Chief Financial Officer of the Company. The Board also considered his role in reorganizing the Company and his day-to-day management of the Company.
•	Mr. William’s over 28 years’ experience in ever increasing roles in various operational and management positions in the oil and gas industry, especially in the California market. With his background and expertise, he will be able to assist the Company in evaluating various opportunities that may be afforded to the Company in the future.

The Company’s bylaws prescribe not fewer than three nor more than nine directors, and the current number of directors has been set at four. The proxies cannot be voted for a greater number of persons than the number of nominees named.

Legal Proceedings

With respect to Darren Williams, current director and director nominee, in July 2020, California Resources Corporation, where Mr. Williams served as Executive Vice President, filed for voluntary Chapter 11 bankruptcy protection as part of a debt restructuring undertaken in agreement with a majority of its creditors. The company cited an unsustainable debt burden given the prevailing commodity markets at the time as the reason for the filing and restructuring.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES.

PROPOSAL NUMBER 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has appointed the firm of MaloneBailey, LLP (“MaloneBailey”) as our independent registered public accountants to audit our accounts for the fiscal year ending February 28, 2023. MaloneBailey has served as our independent registered public accountants since November 2006, including the fiscal year ended February 28, 2022. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight over the independent registered public accountants, our bylaws do not require that our shareholders ratify the appointment of our independent registered public accountants. We are requesting, as a matter of good corporate governance, that the shareholders ratify the appointment of MaloneBailey to audit the books, records and accounts of Daybreak for the year ending February 28, 2023. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain MaloneBailey and may retain that firm or another without re-submitting the matter to our shareholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent registered public accountants at any time during the year if it determines that such change would be in the best interest of our shareholders.

A representative of MaloneBailey will be available by phone at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Pre-Approval Policies and Procedures

The Audit Committee has adopted guidelines for the pre-approval of audit and permitted non-audit services by our independent registered public accountants, as described under “Pre-Approval Policies and Procedures” on page 16.

Consistent with such policy, all of the fees listed below that we incurred for services rendered by MaloneBailey were pre-approved by our audit committee.

Fees Billed by Independent Registered Public Accountants

The following table provides a summary of fees for professional services performed by MaloneBailey for the audit of our financial statements for the fiscal years ended February 28, 2021 and February 28, 2022 together with fees billed for other services:

Services Rendered	Fees Billed FY 2021	Fees Billed FY 2022
Audit fees	$70,000	$70,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$70,000	$70,000

The Audit Committee has reviewed the nature and scope of the services provided by MaloneBailey and considers the services provided to have been compatible with the maintenance of MaloneBailey’s independence.

The Audit Committee has determined that the scope of services to be provided by MaloneBailey for the year ending February 28, 2023 will generally be limited to audit and audit-related services. The Audit Committee must expressly approve the provision of any service by MaloneBailey outside the scope of the foregoing services.

Vote Required

Ratification of Proposal No. 2 requires approval by the holders of a majority of the votes cast at the Annual Meeting (either in person or by proxy).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NUMBER 2.

CORPORATE GOVERNANCE

Corporate governance is the process by which public corporations are governed and/or monitored. Corporate governance also refers to the structures and processes for the direction and control of companies. Corporate governance concerns the relationships among the management, Board, and all shareholders. Good corporate governance enhances the performance of companies and shareholder value.

The Board ensures the soundness of policies and the overall direction of the Company. The Board has focused on building Daybreak’s strong corporate governance practices. Accordingly, our corporate governance policies and practices are designed not only to satisfy regulatory requirements, but also to provide for the effective oversight and management of the Company. Daybreak has adopted various corporate governance enhancements, which formalize Daybreak’s corporate governance policies and practices, highlighted in this proxy statement and include:

▪	Committee Charters;
▪	Amended and Restated Ethical Business Conduct Policy Statement;
▪	Senior Financial Officers Code of Ethics;
▪	Corporate Governance Guidelines;
▪	Qualifications for Nominations to the Board of Directors;
▪	Related Party Transactions Policy;
▪	Securities Compliance Policy;
▪	Fair Disclosure Policy;
▪	Director Education Policy;
▪	Board Member Independence Standards;
▪	Audit Committee Fee Pre-Approval Policy.

Our Corporate Governance policies and procedures comply with regulatory requirements.

Corporate Governance Guidelines

Our Board has adopted comprehensive Corporate Governance Guidelines outlining the functions and responsibilities of the Board and various processes and procedures designed to ensure effective and responsive corporate governance. The Nominating and Corporate Governance Committee (the “Governance Committee”) has the responsibility to review these guidelines periodically in response to changing regulatory requirements and best practices and revises them accordingly. Our Corporate Governance Guidelines are designed to conform to all rules and regulations of the SEC. The full text of our Corporate Governance Guidelines is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com.

Ethical Business Conduct Policy Statement and Code of Ethics for Senior Financial Officers

All of our employees, officers and directors are required to comply with our Ethical Business Conduct Policy Statement to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Business Conduct covers all areas of professional conduct including:

▪	Conflicts of interest;
▪	Customer relationships;
▪	Insider trading of our securities;
▪	Financial disclosure;
▪	Protection of confidential information;
▪	Strict legal and regulatory compliance.

Our employees, officers and directors are required to certify their compliance with our Ethical Business Conduct Policy Statement once each year.

In addition to the Ethical Business Conduct Policy Statement, all members of our senior financial management, including our President and Chief Executive Officer, have agreed in writing to our Code of Ethics for Senior Financial Officers, which prescribes additional ethical obligations pertinent to the integrity of our internal controls and financial reporting process, as well as the overall fairness of all financial disclosures.

The full text of our Ethical Business Conduct Policy Statement, and the Code of Ethics for Senior Financial Officers, are available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and are also available upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546.

We intend to promptly disclose via a Current Report on Form 8-K or an update to our website information about any amendment to, or waiver of, these codes with respect to our executive officers and directors.

BOARD LEADERSHIP, STRUCTURE AND RISK OVERSIGHT

Our Board is currently comprised of four directors.

Daybreak has chosen not to separate the role of Chief Executive Officer and Chairman of the Board of Directors. We believe that having an executive Chairman of the Board creates a structure allowing for quality function of the day-to-day administrative and strategic planning activities of the Company from the Board’s oversight function. This structure creates a more purposeful communication between management and the Board in order to achieve the overall corporate goals and objectives that are aligned with shareholder interests.

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. All of the Board committees are comprised solely of independent non-employee directors. Each of the three committees has an independent non-employee director serving as Chairman.

The Board of Directors and its committees play an important risk oversight role at Daybreak. The entire Board reviews and determines Daybreak’s business strategy, the management of its balance sheet, and each year’s annual goals and objectives.

In addition, the Audit Committee of the Board is specifically charged with reviewing Daybreak’s financial risk exposures. The Audit Committee reports to the full Board regarding its review and assessment of Daybreak’s financial reports. Further, Daybreak’s independent registered public accountants report to the Audit Committee.

We believe that the Board’s structure is an effective leadership structure for the Company. Further, we believe that the Board’s structure, with its committees, and the experience and diverse backgrounds of our directors all help to ensure the integrity of Daybreak’s risk management and oversight.

Directors’ Term of Office

Directors hold office until the next Annual Meeting of Shareholders in 2023 and the election and qualification of their successors.

Consideration of Nominees and Qualifications for Nominations to the Board of Directors

Our Corporate Governance Guidelines, which can be found under the “Shareholder/Financial – Corporate Governance” section of our website at www.daybreakoilandgas.com, contain Board membership criteria that apply to nominees recommended by the Nominating and Corporate Governance Committee (the “Governance Committee”) for a position on the Board. The Corporate Governance Guidelines state that the Board’s Governance Committee is responsible for making recommendations to the Board concerning the appropriate size and composition of the Board, as well as for recommending to the Board nominees for election or re-election to the Board. In formulating its recommendations for Board nominees, the Governance Committee will assess each proffered candidate’s independence and weigh his or her qualifications in accordance with the Governance Committee’s stated Qualifications for Nominations to the Board of Directors, which can be found under the “Shareholder/Financial – Corporate Governance” section of our website at www.daybreakoilandgas.com.

All candidates are considered under the Qualifications for Nominations to the Board of Directors Policy. In addition, we have an established process for the selection of nominees as described in Item 8 of the Corporate Governance Guidelines. Nominees are evaluated based on their background, experience and other relevant factors described in the Qualifications for Nominations to the Board of Directors Policy, including the size, composition and diversity of the Board. However, no formal diversity policy exists, and the ultimate goal is to select individuals for Board service having sufficiently broad skills and characteristics that taken together will assure a strong Board with wide-ranging experience and expertise in the oil and gas business and in corporate governance.

The Governance Committee independently identifies qualified candidates for nomination to the Board and evaluates, in the same manner as all other candidates, the qualifications of all candidates that shareholders properly recommend for nomination. We have not, and we do not plan to engage a third-party to identify, evaluate, or assist in identifying or evaluating potential nominees. In accordance with our Amended and Restated Bylaws and Corporate Governance Guidelines, recommendations for nominations by shareholders must be preceded by notification in writing received by the Secretary of the Company and otherwise comply with the timing and other requirements for shareholder nominations in our Amended and Restated Bylaws, which are described under “Shareholder Proposals for Next Annual Meeting of Shareholders” on page 35. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to whether each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

(A)       the name, age, residence, personal address and business address of each proposed nominee and of each such person;

(B)       the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person;

(C)       the amount of capital stock of the Company owned beneficially, either directly or indirectly, by each proposed nominee and each such person;

(D)       a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the Company will or may be a party; and

(E)       any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section.

No such recommendations have been received with respect to our 2022 Annual Meeting.

Each of the current nominees for director listed under the caption “Proposal Number 1: Election of Directors” is an existing director standing for re-election. The Governance Committee did not receive any recommendation for a nominee proposed from any shareholder or group of shareholders with respect to our 2022 Annual Meeting.

Please see “Proposal Number 1: Election of Directors” beginning on page 6 for a discussion of the specific experience, qualifications, attributes and skills of each director considered in determining whether such person should serve on our Board.

Independence of Board Members

We seek individuals who are able to guide our operations based on their business experience, both past and present, or their education. Our business model is not complex and our accounting issues are straightforward.

The Governance Committee is delegated with the responsibility to review the independence and qualifications of each member of the Board and its various Committees. Directors are deemed independent only if the Board affirmatively determines that they have no material relationship with Daybreak, directly, or as an officer, shareowner or partner of an organization that has a relationship with us.

The Company has adopted the standards of NYSE American LLC (“NYSE American”) for determining the independence of its directors. The Company is not listed on NYSE American and is not subject to the rules of NYSE American but applies the rules established by NYSE American to establish director independence.

These independence standards specify the relationships deemed sufficiently material to create the presumption that a director is not independent. No director qualifies as independent unless the Company’s Board affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, Section 803A of the NYSE American Company Guide (and related commentary) sets forth the following non-exclusive list of persons who shall not be considered independent:

(a)	a director who is, or during the past three years was, employed by the Company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);
(b)	a director who accepted or has an immediate family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:
(i)	compensation for Board or Board committee service,
(ii)	compensation paid to an immediate family member who is an employee (other than an executive officer) of the Company,
(iii)	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year), or
(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;
(c)	a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
(d)	a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;
(e)	a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the issuer’s executive officers serve on the compensation committee of such other entity; or
(f)	a director who is, or has an immediate family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Directors serving on the Company’s audit committee must also comply with the additional, more stringent requirements set forth in Section 803B of the NYSE American Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Directors serving on the Company’s compensation committee must also comply with the additional, more stringent requirements as set forth in Section 805(c) of the NYSE American Company Guide.

Consistent with these considerations, after review of all relevant transactions and/or relationships between each director and any of his family members and Daybreak, its senior management and its independent registered public accountants, the Board affirmatively determined that two of the current directors, Messrs. Timothy R. Lindsey, James F. Meara, and Darren Williams are independent. Mr. James F. Westmoreland, our President and Chief Executive Officer, is not independent.

Executive Sessions of the Board

Our Corporate Governance Guidelines require our non-employee directors to meet in executive session in conjunction with each of the Board’s regularly scheduled meetings and our independent directors to meet alone in special session at least once each calendar year. Executive sessions including only non-employee directors are chaired by the Chairman of the Audit Committee. The Chairman of the Governance Committee would preside over executive sessions of only independent directors.

Director Orientation and Continuing Education

The Board has adopted a Director Education Policy that encourages all directors to pursue ongoing education and development studies on topics that they deem relevant given their individual backgrounds and committee assignments on the Board. The Governance Committee is authorized to make such director educational recommendations to individual directors as the Committee deems is in the best interest of effective stewardship and Board operation. The directors are provided with continuing education materials covering upcoming seminars and conferences.

Communications Between Interested Parties and the Board of Directors

Our Corporate Governance Guidelines permit interested parties, including shareholders, to communicate in writing directly with our Board or individual Board members. Correspondence must be addressed to the intended recipient, c/o Corporate Secretary, 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546. All communications received as described above and intended for the Board as a group or any director individually will be relayed to the appropriate directors.

Board Structure; Committee Composition; Meetings

As of the date of this proxy statement, our Board has four members and three standing committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Corporate Governance Committee. The membership and function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board.

Our Corporate Governance Guidelines states that all directors are expected to meet as frequently as necessary to properly discharge their responsibilities, and use all reasonable efforts to attend all meetings of shareholders, the Board and all Committees on which they serve, unless impracticable or excused. For the fiscal year ended February 28, 2022, our Board met five times. Each director serving at the time attended our last Annual Meeting of Shareholders and at least 75 percent of the aggregate number of meetings of our Board and meetings of Committees on which they served.

Committee Assignments

The following table reflects the committee assignments for the fiscal year ended February 28, 2022.

	AUDIT	NOMINATING AND CORPORATE GOVERNANCE	COMPENSATION
James F. Meara*(1)	XX	X	X
Timothy R. Lindsey*	X	XX	XX
James F. Westmoreland
Darren Williams*

*Independent Director

(1)Audit Committee Financial Expert

X Committee Member

XX Committee Chairman

Mr. Darren Williams was elected to the Board on May 20, 2022, effective at the close of the Equity Exchange Agreement on May 25, 2022. Mr. Williams, a current independent director, is expected to serve on at least one Committee. The Board will assess and structure the Committee assignments to best benefit the Board, its Committees, and the Company, in order to uphold its responsibility to the Company’s shareholders.

Standing Committee Functions

Audit Committee

During the fiscal year ended February 28, 2022, the Audit Committee met four times. The Audit Committee operates under a charter that is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and also upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1101 N. Argonne Rd., Suite A 211, Spokane Valley, WA 99212.

The Audit Committee is responsible for monitoring the integrity of the Company’s financial reporting standards and practices and its financial statements, overseeing the Company’s compliance with ethics and legal and regulatory requirements, and selecting, compensating, overseeing, and evaluating the Company’s independent registered public accountants.

The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to oversee management activities related to accounting and financial reporting policies, internal controls, auditing practices and related legal and regulatory compliance. In that connection, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accountants for the purposes of preparing or issuing an audit report or performing other audit, review or attest services. The Audit Committee determines the independence of our independent registered public accountants, and our independent registered public accountants report directly to the Audit Committee, which also must review and pre-approve the current year’s audit and non-audit fees. The Audit Committee has the authority to select, retain and/or replace consultants to provide independent advice to the Committee.

The Audit Committee charter prescribes the Committee’s functions, which include the following:

▪	Maintaining our compliance with legal and regulatory requirements relating to financial reporting accounting and controls;
▪	Overseeing our whistleblower procedures;
▪	Overseeing the pre-approval of audit fees;
▪	Appointing and overseeing our independent registered public accountants;
▪	Overseeing our internal audit function;
▪	Overseeing the integrity of our financial reporting processes, including the Company’s internal controls;
▪	Assessing the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on our financial statements;
▪	Reviewing our earnings press releases, guidance and SEC filings;
▪	Overseeing our risk analysis and risk management procedures;
▪	Resolving any disagreements between management and the independent registered public accountants regarding financial reporting;
▪	Overseeing our business practices and ethical standards;
▪	Preparing an audit committee report to be included in our public filings pursuant to applicable rules and regulations of the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has adopted guidelines for the pre-approval of audit and permitted non-audit services by our independent registered public accountants. The Audit Committee considers annually and approves the provision of audit services by our independent registered public accountants and considers and pre-approves the provision of certain defined audit and non-audit services. The Audit Committee also considers on a case-by-case basis and approves specific engagements that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Chairman of the Audit Committee. The Chairman of the Audit Committee reports any specific approval of services at the next regular Audit Committee meeting. The Audit Committee reviews a summary report detailing all services being provided to Daybreak by its independent registered public accountants. All of the fees and services described above under “audit fees,” “audit-related fees,” “tax fees” and “all other fees” were pre-approved in accordance with the Audit Fee Pre-Approval Policy and pursuant to Section 202 of the Sarbanes-Oxley Act of 2002.

The members of the Audit Committee are Messrs. Timothy R. Lindsey and James F. Meara.

The Audit Committee’s report for the fiscal year ended February 28, 2022 appears under “Report of the Audit Committee of the Board of Directors” beginning on page 21.

Nominating and Corporate Governance Committee

During the fiscal year ended February 28, 2022, the Nominating and Corporate Governance Committee (the “Governance Committee”) met four times. The Governance Committee operates under a charter that is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and also upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1101 N. Argonne Rd., Suite A 211, Spokane Valley, WA 99212.

The purpose of the Governance Committee is to assist the Board in promoting the interests of Daybreak and its shareholders through the implementation of sound corporate governance principles and practices. In that connection, the Governance Committee is responsible for establishing the standards and process for the selection of individuals to serve on the Board and developing and implementing policies and practices relating to corporate governance. The Governance Committee charter prescribes the Committee’s functions, which include the following:

▪	Reviewing the independence of all Board and committee members on a regular basis;
▪	Recommending changes in the size or composition of the Board or any of its various committees;
▪	Reviewing our articles of incorporation, bylaws, and committee charters, and recommending such amendments thereto as it may deem necessary or appropriate;
▪	Reviewing our Corporate Governance Guidelines and ensuring compliance with SEC guidelines and regulations;
▪	Reviewing any material related party transactions between the Company and its officers, directors and affiliates which are submitted in accordance with our Policy Statement Regarding Related Party Transactions;
▪	Overseeing the annual self-assessment performed by the Board and each committee;
▪	Receiving shareholder proposals and recommending action with respect thereto;
▪	Recommending such additional actions related to corporate governance matters as the Committee may deem necessary or appropriate from time to time.

The Governance Committee has the authority to appoint, terminate, compensate and oversee special legal counsel, firms, other advisors and consultants to advise and assist the Governance Committee in carrying out its responsibilities or exercising its powers.

Pursuant to the Voting Agreement in place by and among the Company, Gaelic (a greater than 5% beneficial owner), and James F. Westmoreland, each of Gaelic and James F. Westmoreland are entitled to designate a director nominee and the Company has agreed to cause such persons to be nominated as directors. Gaelic’s nominee is Darren Williams. James F. Westmoreland’s nominee is himself.

The members of the Governance Committee are Messrs. Timothy R. Lindsey and James F. Meara.

Compensation Committee

During the fiscal year ended February 28, 2022, the Compensation Committee met two times. The Compensation Committee operates pursuant to a charter that is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com and also upon request, without charge, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1101 N. Argonne Rd., Suite A 211, Spokane Valley, WA 99212.

The purpose of the Compensation Committee is to review all aspects of development and compensation of our Board and executive officers. The Compensation Committee charter prescribes the Committee’s functions, which include the following:

▪	Assisting the Board in developing and evaluating potential candidates for executive positions;
▪	Reviewing and approving on an annual basis the corporate goals and objectives with respect to the Chief Executive Officer;
▪	Reviewing and approving on an annual basis the evaluation process and compensation structure for the Company’s executive officers;
▪	Overseeing the establishment and administration of the Company’s benefit programs;

▪	Reviewing the compensation disclosures and producing an annual compensation committee report for inclusion in the proxy statement.

The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisors as the Compensation Committee deems appropriate in its sole discretion, but did not do so during the fiscal year ended February 28, 2022.

The members of the Compensation Committee are Messrs. Timothy R. Lindsey and James F. Meara.

For a more detailed discussion of the processes employed by our Compensation Committee in determining executive officer compensation, see “Executive Compensation” beginning on page 27 of this proxy statement.

REPORT OF THE COMPENSATION COMMITTEE

Disclosure under this section is not required for a smaller reporting company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Disclosure under this section is not required for a smaller reporting company.

DIRECTOR COMPENSATION

The Board has adopted a Non-Employee Director Compensation Policy (the “Director Compensation Policy”) under which it compensates directors that are not employees of the Company.

Under the Director Compensation Policy, each director who is not an employee or officer of the Company (“non-employee director”) is entitled to receive an annual cash retainer of $9,000. Each non-employee director also receives $500 per Board meeting attended and $500 per committee meeting attended. Additionally, the chairman of the Audit Committee receives an additional annual retainer of $1,500 and all other committee chairmen receive an additional $750 annual retainer. Additionally, directors are reimbursed for any out-of-pocket expenses incurred in attending board meetings.

Prior to June 2010, director fees were paid in cash on a quarterly basis. Beginning in June 2010, in order to conserve cash, the Compensation Committee, along with the Board of Directors, decided to defer payment of director fees and accrue them as an obligation payable of the Company. On August 22, 2019, the Compensation Committee, along with the Board of Directors agreed to forgive 50% of all accrued, deferred board fees owed to them, and to temporarily discontinue future board fees. These changes were deemed to take effect as of June 1, 2019.

On August 27, 2020, the Compensation Committee, along with the Board of Directors, agreed to revise the Director Compensation Policy to remove awards of all shares mentioned from the Board of Directors’ Compensation under the Non-Employee Director Compensation Policy.

The Compensation Committee periodically reviews our director compensation practices. The Compensation Committee believes that our director compensation is fair and appropriate in light of the responsibilities and obligations of our directors.

The Compensation Committee will re-evaluate its director compensation policies periodically, and at least annually, taking into consideration the Company’s financial status. All details can be seen in the Director Summary Compensation Table below.

DIRECTOR SUMMARY COMPENSATION TABLE

The table below provides information concerning compensation paid to, or earned by, directors for the fiscal year ended February 28, 2022(1).

Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards ($)	All other compensation ($)	Total(2) ($)
Timothy R. Lindsey	-	-	-	-
James F. Meara	-	-	-	-
James F. Westmoreland	-	-	-	-
Darren Williams(3)	-	-	-	-

(1)	As an employee director, Mr. James F. Westmoreland did not receive any compensation for serving on the Board of Directors during the fiscal year ended February 28, 2022. Only non-employee directors receive compensation for serving on the Board of Directors.
(2)	As a result of the Company’s limited available cash, the Board of Directors, beginning in June 2010 postponed receiving payments of meeting fees and quarterly retainer fees until cash flow would allow. On August 22, 2019, the Board of Directors agreed to forgive 50% of accrued, deferred board fees owed to them, and to temporarily discontinue future board fees, deemed to take effect as of June 1, 2019. The Compensation Committee will re-evaluate the policy at least annually, taking into consideration the Company’s financial status. On February 22, 2022 the members of the Board of Directors converted their accrued but unpaid fees into Common Stock.
(3)	Mr. Williams was elected to the Board on May 20, 2022, effective as of May 25, 2022.

On November 22, 2021, the Compensation Committee, along with the Nominating and Corporate Governance Committee, and Board of Directors agreed to a debt-to-equity exchange for Daybreak Common Stock in lieu of all accrued, deferred board fees owed to them. The debt exchange was part of the Company’s requirement under Exchange Agreement to reduce outstanding indebtedness. All the members of the Compensation Committee and all the members of the Nominating and Corporate Governance Committee, reviewed the Related Party Debt Conversion under the Company’s Related Party Transactions Policy, and were satisfied that it had been fully informed as to the material facts of the Related Party Debt Conversion, and that the Related Party Debt Conversion was fair to the Company and its shareholders. For further details on the Equity Exchange Agreement, see the section entitled “Proposal Number 1: Equity Exchange” beginning on page Error! Bookmark not defined. of the proxy statement filed on April 21, 2022, in relation to the Equity Exchange Agreement.

As a result of the debt-for-equity exchange, the directors received shares of Common Stock of the Company in full payment and satisfaction of their deferred fees, as follows:

Name	Shares Issued in Debt-for-Equity Exchange
Timothy R. Lindsey	148,819
James F. Meara	168,889
James F. Westmoreland(1)	-
Darren Williams(2)	-

(1)	As an employee director, Mr. James F. Westmoreland did not receive any compensation for serving on the Board of Directors during the fiscal year ended February 28, 2022. Only non-employee directors receive compensation for serving on the Board of Directors.
(2)	Mr. Williams was elected to the Board on May 20, 2022, effective as of May 25, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to oversee management activities related to accounting and financial reporting policies, internal controls, auditing practices and related legal and regulatory compliance. In that connection, the Audit Committee reviews and reports to the Board with respect to various auditing and accounting matters, including overseeing the integrity of our quarterly and annual financial statements; our compliance with legal and regulatory requirements; the selection, and annual review of independence, qualifications, performance and compensation of our independent registered public accountants; the performance of our internal audit function; the review and pre-approval of the current year audit and non-audit fees; compliance with our business practices and ethical standards; and overseeing our risk analysis and risk management. The Audit Committee, on a prospective basis, will perform an annual self-assessment of its effectiveness and review its charter annually. This is a report on the Audit Committee’s activities relating to the fiscal year ended February 28, 2022.

The Audit Committee operates pursuant to a charter which is available under the “Shareholder/Financial - Corporate Governance” section of our website at www.daybreakoilandgas.com. As set forth in the charter, management is responsible for the preparation, presentation and integrity of Daybreak’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for auditing the annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Daybreak’s independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, the financial statements are presented in accordance with generally accepted accounting principles, or the independent registered public accountants are in fact “independent.”

At least once each quarter the Audit Committee meets in executive sessions with the independent registered public accountants outside the presence of management.

In performing its oversight function, the Audit Committee reviews and discusses with management and the independent registered public accountants the annual audited financial statements and quarterly operating results prior to their issuance. During the preparation of the reports for the fiscal year ended February 28, 2022, management advised the Committee that the financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from our independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accountants the independent registered public accountants’ independence. The Audit Committee also reviewed the requirements and Daybreak’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations.

The Audit Committee is composed of two directors: Messrs. Timothy R. Lindsey and James F. Meara. Our Audit Committee charter provides that the Committee be composed of at least two (2) or more independent members, meeting the NYSE American LLC (“NYSE American”) independence requirements and the independence standards of the Board. Pursuant to the NYSE American requirements for audit committee members, each audit committee member must:

(i)	satisfy the independence standards set forth in the definition of independent director and Rule 10A-3 under the Securities Exchange Act of 1934;
(ii)	not have participated in the preparation of the financial statements of the issuer or any current subsidiary of the issuer at any time during the past three years; and
(iii)	be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

The Board has determined that each of the two current members of the Audit Committee is “independent” as defined by these independence rules and standards. Our Board believes each Audit Committee member has sufficient experience and knowledge in financial and auditing matters to effectively serve and carry out the duties and responsibilities of the Audit Committee. In addition, the Board has determined that James F. Meara is an “audit committee financial expert” as defined by SEC rules.

Based on its reviews and discussions, the Audit Committee recommended to the Board that the Board approve the inclusion of Daybreak’s audited financial statements in the Annual Report on Form 10-K for the year ended February 28, 2022 for filing with the SEC.

The following members of the Audit Committee have given this report:

– James F. Meara, Chairman

– Timothy R. Lindsey

The foregoing report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference, and will not otherwise be deemed filed under those Acts.

EXECUTIVE OFFICERS

Named Executive Officers

Throughout this proxy statement, Named Executive Officers consist of any individual who served as our Chief Executive Officer during the fiscal year ended February 28, 2022, and up to two of our most highly compensated executive officers other than the Chief Executive Officer during the fiscal year ended February 28, 2022. For the fiscal year ended February 28, 2022, under the smaller reporting company rules, our named executive officers are: James F. Westmoreland, President and Chief Executive Officer; and Bennett W. Anderson, our Chief Operating Officer (collectively, the “Named Executive Officers”). Executive officers are elected annually by our Board and serve at the discretion of the Board. There are no arrangements or understandings between any of the directors, officers, and other persons pursuant to which any such person was selected as an executive officer.

The following information concerns our named executive officers as of March 25, 2022, including the business experience of each during the past five years:

Name	Age	Executive Since	Office

James F. Westmoreland	66	2007	President and Chief Executive Officer
Bennett W. Anderson	61	2006	Chief Operating Officer

James F. Westmoreland. See “Proposal Number 1: Election of Directors” for biographical information about Mr. Westmoreland.

Bennett W. Anderson was appointed Chief Operating Officer in 2006. Prior to that time, he was a private investor from 2002 - 2006. He served as a Senior Vice President with Novell, Inc. from 1998-2002. Mr. Anderson’s duties included product direction, strategy and market direction, and training and support for the field sales staff. From 1978 to 1982, Mr. Anderson worked as a rig hand and was involved in drilling over a dozen wells in North Dakota. He holds a Bachelor of Science from Brigham Young University in Computer Science and graduated with University Honors of Distinction.

Legal Proceedings

As of the date hereof, it is the opinion of management that there is no material proceeding to which any other director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries.

None of Daybreak’s current directors or Executive Officers has, during the past ten years:

a)	Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;
c)	Been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
d)	Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

TRANSACTIONS BETWEEN THE COMPANY AND MANAGEMENT

Related Party Transactions

Transactions with Related Persons, Promoters and Certain Control Persons

The Board adopted a policy prescribing procedures for review, approval and monitoring of transactions involving Daybreak and “related persons” (directors and executive officers or their immediate family members, or shareholders owning 5% (five percent) or greater of our outstanding stock). The Policy Statement Regarding Related Party Transactions of Daybreak Oil and Gas, Inc. (“Related Party Transactions Policy”) supplements the conflict of interest provisions in our Ethical Business Policy Conduct Statement and Corporate Governance Guidelines. The Board has determined that the Governance Committee is best suited to review and consider for approval related party transactions, although the Board may instead determine that a particular related party transaction be reviewed and considered for approval by a majority of disinterested directors.

The Related Party Transactions Policy covers any related person transaction that involves amounts exceeding $50,000 in which a related person has a direct or indirect material interest. In addition, the Related Party Transactions Policy applies specifically to transactions involving Daybreak and any of the following:

(1)	all officers;
(2)	directors and director nominees;
(3)	5% shareholders;
(4)	immediate family members of the foregoing individuals (broadly defined to include any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law);
(5)	any entity controlled by any of the individuals in (1), (2), (3) or (4) above (whether through ownership, management authority or otherwise); and
(6)	certain entities at which any of the individuals in (1), (2), (3) or (4) above is employed (generally, if the individual employed is directly involved in the negotiation of the transaction, has or shares responsibility at such entity for such transaction, or might receive compensation tied to such transaction).

The Company’s Chairman, President and Chief Executive Officer had loaned to the Company in previous fiscal years ended February 29, 2012 and February 28, 2013 an aggregate $250,100 that was used for a variety of corporate purposes.  During the fiscal year ended February 29, 2020, in connection with its debt reduction efforts, the Company entered into a Note Payoff Agreement with this related party.  Pursuant to the Note Payoff Agreement, the Company issued as payment in full of the Notes, a production payment interest in certain portions of the Company’s production revenue from the drilling of future wells in California and Michigan.  The production payment interest was granted for a deemed consideration amount of the balance of the Notes and made pursuant to a Production Payment Interest Purchase Agreement dated as of August 22, 2019.  The grant was made on the same terms as the Company had sold production payment interests to other third parties during the 2018-2019 fiscal year pursuant to its previously disclosed program, of which Mr. Westmoreland had also purchased $300,000 in cash a production payment interest.

During the fiscal year ended February 28, 2022, the full balance of $550,100 that was held by Mr. Westmoreland in production payment interests was converted into 1,222,444 shares of Common Stock, under the Related Party Debt conversion, as described below.  During the twelve months ended February 29, 2020, this same officer loaned the Company $27,835 for general operating expenses under a Convertible Note Purchase Agreement.  The Note had a maturity date of 180 days, or July 12, 2020 and carried no interest, fees or penalties.  If the Note was not repaid in full on or before the Maturity Date then, on the day following the Maturity Date, the Note automatically converted into that number of Conversion Shares equal to the quotient obtained by dividing (x) the outstanding principal balance of the Note on the date of such conversion by (y) a Conversion Price of $0.004.  During the twelve months ended February 28, 2021, there were 6,958,758 common stock shares issued to settle that related party note payable debt.

On December 22, 2020, the Company entered into a Secured Promissory Note (the “Note”), as borrower, with the Company’s President and Chief Executive Officer for an aggregate principal amount of $155,548. The Note requires monthly payments on the Note balance until repaid in full. The maturity date of the Note is December 21, 2035. The obligations under the Note are secured by a lien on and security interest in the Company’s oil and gas assets located in Kern County, California, as described in a Deed of Trust entered into by the Company in favor of the Noteholder to secure the obligations under the Note. Such lien shall be a first priority lien, subject only to a pre-existing lien filed by a working interest partner of the Company.

The Note and Deed of Trust were each reviewed and approved by the Company’s Board of Directors, including all disinterested directors, all the members of the Nominating and Corporate Governance Committee, and were approved pursuant to the Company’s Related Party Transactions policy. The terms of the Note are more favorable to the Company than the financing available to the Company from a third party.

The Company’s Chief Operating Officer, Bennett Anderson is fifty percent (50%) owner in Great Earth Power, a company that provides a portion of the electrical service to Daybreak for its production operations at the East Slopes Project in Bakersfield, California. Great Earth Power began providing solar powered electricity for the production operations in California in September 2020. For the twelve months ended February 28, 2022 and February 28, 2021, Mr. Anderson received approximately $11,507 and $9,000, respectively from Great Earth Power.

Mr. Anderson is also a fifty percent (50%) owner in ABPlus Net Holdings, a company that provides tank rentals to Daybreak for its production operations in Kern County, California. The Company began renting tanks from ABPlus Net Holdings in November 2020. For the twelve months ended February 28, 2022 and February 28, 2021, Mr. Anderson received approximately $6,720 and $2,440, respectively from ABPlus Net Holdings.

Great Earth Power provides solar electricity and ABPlus Net Holdings provides tank rentals to Daybreak at very reasonable rates, saving the Company significant money.

On December 15, 2021, the Company finalized agreements with its directors, executive officers, and other employees with respect to the forgiveness and conversion of related party debts into shares of the Company’s common stock (the “Related Party Debt Conversion”) at a conversion rate of $0.45 per share of common stock. Completing this Debt Conversion was a condition to closing the Equity Exchange Agreement dated as of October 20, 2021 entered into by and among the Company, Reabold California LLC, a California limited liability company (“Reabold”), and Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”), pursuant to which Daybreak will acquire Reabold in exchange for issuing 160,964,489 shares of its common stock to Gaelic (the foregoing transaction, the “Equity Exchange”).

As part of this agreement, Mr. Westmoreland converted $514,986 in an outstanding debt under a 12% subordinated note and accrued interest into 1,144,414 shares of Common Stock; and agreed to convert a production payment of $550,100 that he purchased from the Company, into 1,222,444 shares of Common Stock. Also on December 15, 2022, Mr. Westmoreland agreed to forgive the Company of $43,192 in accrued but not paid past salary, related taxes and expense reimbursements.

Also, under the same Related Party Debt Conversions, Mr. Anderson converted $189,546 in accrued but unpaid salary into 421,214 shares of Common Stock.

Mr. Timothy R. Lindsey and Mr. James F. Mears agreed to convert their accrued, deferred director fees owed to them in the amounts of $66,969; and $76,000; into 148,819, and 168,889 shares of common stock, respectively.

All Related Party Debt Conversion shares were issued on February 22, 2022.

All transactions were reviewed and approved by the Company’s Board of Directors, including all disinterested directors, all the members of the Compensation Committee and all the members of the Nominating and Corporate Governance Committee, and were approved pursuant to the Company’s Related Party Transactions policy.

Charitable Contributions

The Governance Committee shall review, consider and determine whether to approve any proposed charitable contributions, or pledges of charitable contributions, in excess of $120,000 in the aggregate for any fiscal year by the Company to any charitable or non-profit organization in which a Related Party serves as a director, trustee or in a similar capacity or is actively involved in fundraising. If management, in consultation with the Governance Committee Chairman, the Company’s Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Committee meeting, the Chairman of the Governance Committee has the delegated authority during the period between Governance Committee meetings, to review, consider and determine whether to approve any such contributions or pledges. The Chairman of the Governance Committee shall report to the Governance Committee any such contributions or pledges approved by him or her pursuant to this delegated authority at the next Governance Committee meeting.

For the fiscal year ended February 28, 2022, there were no charitable contributions in excess of $120,000.

Executive Compensation

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. The following Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

Compensation Overview

This Compensation Overview discusses the material elements of the compensation awarded to, earned by or paid to our executive officers, and the Compensation Committee’s role in the design and administration of these programs and policies in making specific compensation decisions for our executive officers, including officers who are considered to be “Named Executive Officers” during the fiscal year ended February 28, 2022.

General Discussion of Executive Compensation

The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence to our compensation philosophy. In doing so, the Compensation Committee reviews and approves on at least, an annual basis the evaluation process and compensation structure for the Company’s Named Executive Officers. The Committee reviews and recommends to the Board the annual compensation, including salary, and any incentive and/or equity-based compensation for such officers. The Committee also provides oversight of management’s decisions concerning the performance and compensation of other employees.

The current and future objectives of Daybreak’s compensation program are to keep compensation aligned with Daybreak’s cost structure, financial position, and strategic business and financial objectives. Daybreak’s financial position and its plans going forward are integral to the design and implementation of officer and employee compensation. Therefore, the Compensation Committee reviews the Company’s cash flow with the Chief Executive Officer at a minimum, on an annual basis, in order to evaluate the current compensation program and its effects on the financial position of the Company. In deciding on the type and amount of compensation for each Named Executive Officer, the Compensation Committee focuses on the market value of the role and pay of the individual, along with the Company’s cost structure and financial position.

Larger companies such as NYSE or NASDAQ listed companies in the crude oil and natural gas industry have well pronounced trends in compensation, including cash and equity components. Daybreak competes with larger crude oil and natural gas companies that have substantially greater resources.

For the fiscal years ended February 28, 2022 and February 28, 2021, compensation to our Named Executive Officers consisted solely of base salaries. The Board, with the assistance of the Compensation Committee, has reviewed the compensation structure of the Company’s Named Executive Officers. After taking into consideration the Company’s current cost structure, financial position, and current compensation structure (discussed under the heading “Narrative Disclosure to Summary Compensation Table, Base Salaries”), the Board approved continuation of the current compensation structure. In addition, the full Board reviewed and discussed the performance and compensation of all of Daybreak’s employees.

The elements of compensation are described in more detail under “Narrative Disclosure to Summary Compensation Table”, beginning on page 28 of this proxy statement.

Summary Compensation Table

The following table sets forth summary information concerning the compensation paid to or earned by our Named Executive Officers during the fiscal years ended February 28, 2022 and February 28, 2021.

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
James F. Westmoreland(1)	February 28, 2022	75,000(2)	-	-	-	75,000(2)
President and Chief Executive Officer	February 28, 2021	75,000(3)	-	-	-	75,000(3)
Bennett W. Anderson	February 28, 2022	44,700(4)	-	-	-	44,700(4)
Chief Operating Officer	February 28, 2021	44,700(5)	-	-	-	44,700(5)

(1)	Mr. Westmoreland commenced his employment on December 14, 2007 as the Company’s interim Chief Financial Officer and was appointed Executive Vice President and Chief Financial Officer in April 2008. He was appointed to the position of President and Chief Executive Officer of the Company in October 2008 and also continues to serve as the interim principal finance and accounting officer of the Company.
(2)	As a result of the effect of low oil prices on the Company’s cash flow; and the lack of outside financing, Mr. Westmoreland deferred partial salary payments during the fiscal year ended February 28, 2022, through December 15, 2021. During the fiscal year ended February 28, 2022, Mr. Westmoreland was paid $59,375; and $15,625 was accrued, but not paid. The accrued liability was recorded on our balance sheet under accrued liabilities. On December 15, 2021, Mr. Westmoreland agreed to forgive the Company of all $53,125 in accrued but unpaid past salary, which after netting out related taxes and expense reimbursements, resulted in a total forgiveness amount of $43,192.
(3)	As a result of the effect of low oil prices on the Company’s cash flow; and the lack of outside financing, Mr. Westmoreland deferred partial salary payments during the fiscal year ended February 28, 2021. During the fiscal year ended February 28, 2021, Mr. Westmoreland was paid $37,500; and $37,500 was accrued, but not paid. The accrued liability was recorded on our balance sheet under accrued liabilities. On December 15, 2021, Mr. Westmoreland agreed to forgive the Company of all $53,125 in accrued but unpaid past salary, which after netting out related taxes and expense reimbursements, resulted in a total forgiveness amount of $43,192.
(4)	As a result of the effect of low oil prices on the Company’s cash flow; and the lack of outside financing, Mr. Anderson deferred partial salary payments during the fiscal year ended February 28, 2022 through December 15, 2021. During the fiscal year ended February 28, 2022, Mr. Anderson was paid $35,388; and $9,312 was accrued, but not paid. On December 15, 2021, Mr. Anderson agreed to convert his total of $189,546 in accrued but unpaid salary into 421,214 shares of Common Stock.
(5)	As a result of the effect of low oil prices on the Company’s cash flow; and the lack of outside financing, Mr. Anderson deferred partial salary payments during the fiscal year ended February 28, 2021. During the fiscal year ended February 28, 2021, Mr. Anderson was paid $22,350; and $22,350 was accrued, but not paid. On December 15, 2021 Mr. Anderson agreed to convert his total of $189,546 in accrued but unpaid salary into 421,214 shares of Common Stock.

Narrative Disclosure to Summary Compensation Table

Base Salaries

The Board, with the assistance of the Compensation Committee, has reviewed the compensation structure of the Company’s Named Executive Officers. After taking into consideration the Company’s current cost structure and financial position, on August 22, 2019, the Compensation Committee, along with the Board of Directors entered into a series of arrangements with its Named Executive Officers, as well as its Board of Directors and other key employees. As part of these efforts, Mr. Westmoreland agreed to forgive deferred salary owed him by the Company, totaling $943,750, and to reduce his annual base salary by 50%, to $75,000. The Company also ended its policy of deferring base salary amounts of its other Named Executive Officer and key employees, and temporarily reduced such executive and employee’s base salaries by 50%, but continued to owe previously deferred amounts to these individuals. These changes were agreed to by each affected person and were deemed to take effect as of June 1, 2019.

On November 22, 2021, the Compensation Committee, along with the Nominating and Corporate Governance Committee, and Board of Directors agreed to a debt-to-equity exchange for Daybreak Common Stock in lieu of all accrued, deferred salary owed to its executive officers and key employees. The debt exchange is part of the Company’s requirement under Equity Exchange Agreement to reduce outstanding indebtedness. All the members of the Compensation Committee and all the members of the Nominating and Corporate Governance Committee, reviewed the Related Party Debt Conversion under the Company’s Related Party Transactions Policy, and was satisfied that it has been fully informed as to the material facts of the debt exchange, and that the exchange was fair to the Company and its shareholders. For further details on the Equity Exchange Agreement, see the section entitled “Proposal Number 1: Equity Exchange” beginning on page 6 of the proxy statement filed with the SEC on April 21, 2022 in relation to the Equity Exchange Agreement. On December 15, 2021, the Company finalized these agreements, and Mr. Westmoreland agreed to forgive the remaining $53,125 of accrued but unpaid salary (which after netting out related taxes and expense reimbursements, resulted in a total forgiveness amount of $43,192); and Mr. Anderson exchanged $189,546 of accrued but unpaid salary owed to him into 421,214 shares of common stock.

Other: Securities Trading

We have a policy that executive officers and directors may not purchase or sell exchange traded options to sell or buy Daybreak stock (“puts” and “calls”), engage in short sales with respect to Daybreak stock or otherwise hedge equity positions in Daybreak (e.g., by buying or selling straddles, swaps or other derivatives).

Outstanding Equity Awards at Fiscal Year-End

The Company has no unvested outstanding restricted stock awards held by our Named Executive Officers for the fiscal year ended February 28, 2022. The Company has no qualified or nonqualified stock option plans and has no outstanding stock options.

Executive Employment Agreements

Our employees, including our named executive officers, are employed at-will and do not have employment agreements. Our Compensation Committee believes that employment agreements encourage a short-term rather than long-term focus, provide inappropriate security to the executives or employees and undermine the team spirit of the organization.

Payments Upon Termination or Change of Control

We do not have any agreements with any of our named executive officers that affect the amount paid or benefits provided following termination or a change in control.

Pension Plan Benefits

The Company does not have any pension plans that oblige the Company to make payments or provide benefits at, following or in connection with retirement of its Directors, Officers or employees.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) places a $1 million per executive cap on the compensation paid to executives that can be deducted for tax purposes by publicly traded corporations each year. Amounts that qualify as “performance based” compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1 million limit if certain requirements are satisfied. At our current named executive officer compensation levels, we do not presently anticipate that Section 162(m) of the Code will be applicable, and accordingly, our Compensation Committee did not consider its impact in determining compensation levels for our Named Executive Officers for the fiscal year ended February 28, 2022.

Stock Compensation Expense

Stock awards are accounted for under FASB ASC 718, “Stock Compensation”. Under ASC 718, compensation for all share-based payment awards is based on estimated fair value at the grant date. The value of the portion of the award that is ultimately expected to vest is recognized as expense on a straight-line basis over the requisite service periods, if any.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our four directors and officers of the Company, together own and control about 3% percent of our outstanding common stock.

Our shareholders do not have the right to cumulative voting in the election of our directors. Cumulative voting could allow a minority group to elect at least one director to our Board. Because there is no provision for cumulative voting, a minority group will not be able to elect any directors. Conversely, if our principal beneficial shareholders and directors wish to act in concert, they would be able to vote to appoint directors of their choice, and otherwise directly or indirectly control the direction and operation of the Company.

Security Ownership of Certain Beneficial Owners, Executive Management and Directors

As of June 30, 2022, based on information available to the Company, the following tables shows the beneficial ownership of the Company’s voting securities (common stock) by: (i) any persons or entities known by management to beneficially own more than 5% of the outstanding shares of the Company’s common stock; (ii) each current director and director nominee of the Company; (iii) each current executive officer of the Company named in the Summary Compensation Table appearing on page 28; and (iv) all of the current directors and executive officers of Daybreak as a group. The address of each of the beneficial owners, except where otherwise indicated, is the Company’s address. Unless otherwise indicated, each person shown below has the sole power to vote and the sole power to dispose of the shares of voting stock listed as beneficially owned.

Security Ownership of Certain Beneficial Owners

The following table shows the beneficial owners of five percent or more of the Company’s common stock, based on information available as of June 30, 2022:

Class of Stock	Name and Address of Beneficial of Beneficial Owner	Amount and Nature of Beneficial Ownership(1,2)	Warrants Currently Exercisable or Exercisable Within 60 Days	Total Beneficial Holdings	Percent of Class*
Common
	Gaelic Resources Ltd.(1)	160,964,489	-	160,964,489	42
	8th Floor, 20 Primrose Street, London, EC2A
	Portillion Capital Ltd(2)	128,125,000		128,125,000	33
	Level 33, 25A Canadian SQ., Canary Wharf
	London E14 5LQ
	Kamran Sattar(3)	27,764,706		27,764,706	7
	Red Roofs Traps Ln, London KT3 4RY
	United Kingdom

To reflect “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act

*	Percent of class is shown only for holdings of 1% or more. Based upon 384,735,402 shares of common stock outstanding as of June 30, 2022.

(1)	Based on its Schedule 13D filed with the SEC on May 31, 2022, Gaelic Resources Ltd. (“Gaelic”) owns 160,964,489 shares. Gaelic has sole voting power and sole dispositive power over these shares. On May 25, 2022, Daybreak, Reabold California, LLC, a California limited liability company (“Reabold”), and Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”) closed the transactions contemplated by the Equity Exchange Agreement (the “Exchange Agreement”) dated as of October 20, 2021, amended on February 22, 2022 and May 24, 2022 by and between Daybreak, Reabold, and Gaelic. At the closing, (i) Gaelic irrevocably assigned and transferred all of its ownership interests in Reabold to Daybreak, and (ii) Daybreak authorized the issuance of 160,964,489 shares of its common stock to Gaelic, as a result of which Reabold became a wholly-owned subsidiary of Daybreak and Gaelic. The closing of the Equity Exchange and the transactions contemplated thereby was approved by the shareholders of the Company at the Special Meeting of Shareholders held on May 20, 2022.
(2)	On May 26, 2022, Daybreak completed the sale of 125,000,000 shares of its common stock, par value $0.001, to Portillion Capital Ltd. (“Portillion”) for a purchase price of $0.02 per share, or $2,500,000 in the aggregate, pursuant to the previously disclosed Subscription Agreement dated May 5, 2022 (the “Capital Raise”). In connection with the closing of the Capital Raise, Daybreak also paid Portillion certain fees in additional shares of common stock. This resulted in Portillion owning a total of 128,125,000 shares of Daybreak common stock. According to Portillion, they do not sole voting or dispositive control over these shares. The closing of the Equity Exchange and the transactions contemplated thereby was approved by the shareholders of the Company at the Special Meeting of Shareholders held on May 20, 2022.

(3)	On May 5, 2022, Kamran Sattar, the purchaser of a convertible promissory note in the amount of $200,000 (the “Convertible Note”) issued by the Company as of February 15, 2022 notified the Company that it had elected to convert the Convertible Note. The Convertible Note converted by its terms at a price per share of $0.0085, and the total principal balance of the note plus accrued interest, totaling $236,000, converted into 27,764,706 shares of common stock, par value, $0.001, of the Company. Mr. Sattar has sole voting power and sole dispositive power over these shares.

Security Ownership of Executive Management and Directors

The following table shows the number of shares of Daybreak common stock beneficially owned as of June 30, 2022, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. Unless otherwise indicated by footnote, we believe, based on the information furnished to us, that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o the Company at 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546.

Class of Stock	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1,2)	Warrants Currently Exercisable or Exercisable Within 60 Days(3)	Total Beneficial Holdings	Percent of Class(4)
Common
	Timothy R. Lindsey, Director	1,058,819(5)(6)	-	1,058,819(5)(6)	*

	James F. Meara, Director	328,889(5)(7)	-	328,889(5)(7)	*

	James F. Westmoreland, President and Chief Executive Officer and Director	9,925,617(5)(8)	-	9,925,617(5)(8)	2.6

	Bennett W. Anderson, Chief Operating Officer	821,213(5)(9)	-	821,214(5)(9)	*

	Darren Williams, Director	0		0	*

	All (5) directors and executive officers as a group	12,134,539(5)(10)	-	12,134,539(5)(10)	3.2

To reflect “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act

*	Percent of class is shown only for holdings of 1% or more. Based upon 384,735,402 shares of common stock outstanding as of June 30, 2022. Includes shares believed to be held directly or indirectly by directors and executive officers that have voting power and/or the power to dispose of such shares. Unless otherwise noted, each individual or member of the group has the sole power to vote and the sole power to dispose of the shares listed as beneficially owned.

(1)	To reflect “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, this column includes shares as to which each individual has (A) sole voting power, (B) shared voting power, (C) sole investment power, or (D) shared investment power and the right to acquire within sixty days (from June 30, 2022).
(2)	To reflect “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, this column includes shares as to which each individual has the right to acquire within sixty days.

(3)	Based upon 384,735,402 shares of common stock outstanding as of June 30, 2022, and right to acquire and within 60 days of June 30, 2022.
(4)	On December 15, 2021, the Company finalized agreements with its directors, executive officers, and other employees with respect to the forgiveness and conversion of related party debts into shares of the Company’s common stock (the “Debt Conversion”) at a conversion rate of $0.45 per share of common stock. There was a total of 3,105,851 shares issued to the current directors and executive officers of Daybreak as a group in exchange for $1,397,601. Completing this Debt Conversion is a condition to closing the Equity Exchange.
(5)	This includes 148,819 shares acquired under the terms of the Debt Conversion, as detailed above, for conversion of $66,969 of owed but unpaid director fees.
(6)	This includes 168,889 shares acquired under the terms of the Debt Conversion, as detailed above, for conversion of $76,000 of owed but unpaid director fees.
(7)	This includes 6,958,758 shares acquired under the terms of a Convertible Note Purchase Agreement with Mr. Westmoreland, the Company’s Chairman, President and Chief Executive Officer. He loaned the Company $27,835 for general operating expenses under a Convertible Note Purchase Agreement. The Note had a maturity date of 180 days, or July 12, 2020 and carried no interest, fees or penalties. On July 13, 2020, the note payable was converted to 6,958,758 shares of the Company’s common stock. The note payable had a conversion formula of $0.004 per share. This total also includes shares acquired under the terms of the Debt Conversion, as detailed above, for conversion of $514,986.35 in an outstanding 12% subordinated note and accrued interest into 1,144,414 shares of Common Stock.; and conversion of a production payment of $550,100 he bought from the Company into 1,222,444 shares of Common Stock.
(8)	This includes 421,214 shares acquired under the terms of the Debt Conversion, as detailed above, for conversion of $189,546 of owed but unpaid salary compensation.
(9)	There was a total of 3,105,781 shares issued to the current directors and executive officers of Daybreak as a group in exchange for $1,397,601.
(10)	On January 25, 2022, Daybreak obtained the approval of a majority of the outstanding shares of the Company’s Series A Preferred shares to convert each Series A Preferred share to three (3) shares of Daybreak’s common stock, par value $0.001. The accrued and unpaid dividends of $2,449,979 with respect to the Series A Preferred Stock (the “Series A Conversion”) was also converted into 1,100,000 shares of common stock. As previously disclosed, the Series A Conversion was undertaken in connection with the Exchange Agreement. The Series A Conversion was voted on by holders of the Series A Preferred shares as of November 30, 2021, to be effective as of that date. Pursuant to the Series A Conversion, a total of 709,568 Series A Preferred shares of the Company plus accrued and unpaid dividends converted into a total of 3,228,704 shares of Daybreak common stock. These shares were issued on February 21, 2022 and February 22, 2022. On May 20, 2022, the shareholders approved a proposal to approve amending and restating the Company’s Amended and Restated Articles of Incorporation by adopting the Company’s Second Amended and Restated Articles of Incorporation to, among other things, eliminate the designation of the Series A Convertible Preferred Stock. Daybreak now only has one class of stock, Common.

Changes in Control

On June 30, 2022, the date of filing of this proxy statement, there were 384,735,402 shares of Daybreak Common Stock outstanding.

On May 25, 2022, Daybreak, Reabold California, LLC, a California limited liability company (“Reabold”), Gaelic Resources Ltd., a private company incorporated in the Isle of Man and the 100% owner of Reabold (“Gaelic”), closed the transactions contemplated by the Equity Exchange Agreement dated as of October 20, 2021 and amended on February 22, 2022, and May 24, 2022 by and between Daybreak, Reabold California, and Gaelic (the “Exchange Agreement”). At the closing, (i) Gaelic irrevocably assigned and transferred all of its ownership interests in Reabold to Daybreak, and (ii) Daybreak authorized the issuance of 160,964,489 shares of its common stock to Gaelic, as a result of which Reabold became a wholly-owned subsidiary of Daybreak and Gaelic became the largest shareholder of Daybreak (the foregoing transaction, the “Equity Exchange”). At the closing, the parties also entered into (a) a voting agreement by and among Daybreak, Gaelic and Daybreak’s President and Chief Executive Officer, James F. Westmoreland, where, on the terms therein, Daybreak and the shareholder parties thereto agree to nominate a person designated by Gaelic and a person designated by James F. Westmoreland to Daybreak’s board of directors, and the parties thereto agree to vote their shares in favor of such candidates, (b) a registration rights agreement between Daybreak, Gaelic, Portillion Capital Ltd., a private company incorporated in the United Kingdom (“Portillion”), and Kamran Sattar, the principal of Portillion and the holder of 27,764,706 shares of common stock of Daybreak due to his conversion of a previously disclosed convertible promissory note issued by the Company on February 15, 2022, and (c) indemnification agreements between Company and its directors. The closing of the Equity Exchange and the transactions contemplated thereby was approved by the shareholders of the Company at the Special Meeting of Shareholders held on May 20, 2022.On May 26, 2022, Daybreak completed the sale of 125,000,000 shares of its common stock, par value $0.001, to Portillion for a purchase price of $0.02 per share, or $2,500,000 in the aggregate, pursuant to the previously disclosed Subscription Agreement dated May 5, 2022 (the “Capital Raise”). In connection with the closing of the Capital Raise, Daybreak also paid Portillion (1) an incentive fee equal to 20% of the subscription amount, payable 17.5% in cash ($437,000) and 2.5% in additional shares of common stock (3,125,000 shares); and (2) an equity exchange fee equal to 3% of the subscription amount.

As a result of the closings of the Equity Exchange and the Capital Raise, a change in control of Daybreak occurred, in that more than 50% of the issued and outstanding shares of common stock of Daybreak are now held by persons other than the shareholders of Daybreak immediately prior to the closings of the transactions. The shares of common stock previously owned, and issued pursuant to the transactions contemplated by the Equity Exchange and the Capital Raise as of May 26, 2022, are as follows:

	Shares of Common Stock Owned	Percentage Ownership
Daybreak Existing Shareholders	67,802,273	18%
Gaelic Resources Ltd	160,964,489	42%
Portillion Capital Ltd	128,125,000	33%
Kamran Sattar (affiliate of Portillion Capital Ltd)	27,764,706	7%
Total	384,656,468	100%

The 160,964,489 shares of Daybreak Common Stock owned by Gaelic following the Equity Exchange are subject to the terms of the Voting Agreement by and among Daybreak, Gaelic and the Company’s Chairman and Chief Executive Officer, James F. Westmoreland, where, on the terms therein, Daybreak and the shareholder parties thereto agree to nominate a person designated by Gaelic and a person designated by James F. Westmoreland to Daybreak’s Board of Directors, and the parties thereto agree to vote their shares in favor of such candidates (the “Voting Agreement”). The Voting Agreement shall terminate by mutual written consent of the parties, at such time as Gaelic no longer holds at least 20% of the issued and outstanding shares of Common Stock of Daybreak, or at such time as James F. Westmoreland no longer holds the minimum threshold of Common Stock of Daybreak as set forth in the Voting Agreement.

The source of funds of Portillion’s purchase of shares of the Company was CitiBank.

Gaelic is a party to the Voting Agreement described above.

Daybreak is not aware of any arrangements, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in another change in control of the Company.

The common stock was issued pursuant to the exemption from registration promulgated under Regulation S of the Securities Act of 1933, as amended. The sale and purchase of the shares did not involve any public offering, the offer and sale of the shares took place outside the United States, Daybreak reasonably believes the purchaser to be an “accredited investor” as that term is defined under Rule 501 of Regulation D, the purchaser had access to information about Daybreak and its investment, the purchaser took the securities for investment and not resale, and Daybreak took appropriate measures to restrict the transfer of the securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of common stock on Forms 3, 4 and 5 with the SEC. Directors, officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of any forms that they file. We assist our directors and executive officers in complying with these requirements and are required to disclose in this proxy statement the failure to file these reports on behalf of any reporting person when due.

With respect to our officers and directors, based on our review of such reports, we believe that all such Section 16(a) reports were timely filed during the fiscal year ended February 28, 2021.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of common stock on Forms 3, 4 and 5 with the SEC. Directors, officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of any forms that they file. We assist our directors and executive officers in complying with these requirements and are required to disclose in this proxy statement the failure to file these reports on behalf of any reporting person when due.

With respect to our officers and directors, based on our review of such reports, certain Company Section 16(a) reports were not timely filed during the fiscal year ended February 28, 2022. Mr. James F. Meara, Director; Mr. Timothy R. Lindsey, Director; and Mr. James F. Westmoreland, Director, President and CEO, and 10% or more holder; failed to file required Form 4’s in a timely manner. Each of Messrs. Meara, Lindsey, and Westmoreland participated in the Related Party Debt Conversion with the Company, as detailed under the Section titled “TRANSACTIONS BETWEEN THE COMPANY AND MANAGEMENT”, “Related Party Transactions”, on page 24, resulting in issuance of Daybreak common stock on February 22, 2022. Subsequently, Messrs. Meara and Westmoreland filed their required Form 4 one day late, on February 25, 2022; and Mr. Lindsey filed two days late, on February 28, 2022.

Mr. Westmoreland was also required to file an amended Schedule 13D promptly following the acquisition of the shares as described above. The amended Schedule 13D was filed on March 22, 2022.

Mr. Bennett Anderson, Chief Operating Officer; and Mr. Thomas Kilbourne, Controller and Assistant Corporate Secretary participated in the Related Party Debt Conversion with the Company, as detailed under the Section titled “TRANSACTIONS BETWEEN THE COMPANY AND MANAGEMENT”, “Related Party Transactions”, on page 24, resulting in issuance of Daybreak common stock on February 22, 2022. Due to unforeseen hardships relating to filing codes, the Company is actively attempting to file the required Form 4’s with the SEC.

A table of Section 16 holdings information can be found on the Company’s corporate website under the heading “Shareholder/Financial; Officers and Directors.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING OF SHAREHOLDERS

Under Rule 14a-8 of the Exchange Act, shareholder proposals may be eligible for inclusion in our next annual meeting, anticipated to be held in July 2023. For business to be properly brought before any meeting by a shareholder pursuant the Company’s Amended and Restated Bylaws, the shareholder must give timely notice thereof in writing to the Company’s Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation (i) with respect to an annual meeting of the shareholders, not fewer than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary date of the prior year’s annual meeting of shareholders. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made and (d) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

We must receive any shareholder’s proposal intended to be presented at our next annual meeting at our principal executive offices no later than May 2, 2023, which is a reasonable time before the company begins to print and send its proxy materials, if the proposal is to be considered for inclusion in our proxy statement relating to the 2023 Annual Meeting of Shareholders. A proposal submitted after May 2, 2023 will be considered untimely.

With respect to an election to be held at an annual meeting of the shareholders, not fewer than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the anniversary date of the prior year's annual meeting of shareholders. Such notification shall contain the written consent of each proposed nominee to serve as a director if so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:

Nominations for election of directors by shareholders must be received by the Corporate Secretary at our principal executive office by May 2, 2023 to be properly nominated before the 2023 Annual Meeting of Shareholders, although we are not required to include such nominees in our proxy statement.

In addition, in the event a shareholder proposal is not submitted to us prior to May 2, 2023, the proxy to be solicited will authorize the proxies to vote the shares in accordance with their best judgment and discretion if a proposal is presented at the meeting without any discussion of the proposal in the proxy statement for such meeting.

By Order of the Board of Directors,

/s/ Karol L. Adams

Karol L. Adams
Corporate Secretary

June 30, 2022

Spokane, Washington

INFORMATION INCORPORATED BY REFERENCE

We refer to our Annual Report on Form 10-K for the fiscal year ended February 28, 2022, which includes our audited financial statements; applicable provisions of our Annual Report on Form 10-K are hereby incorporated by reference into, and made a part of, this proxy statement.

We refer to our proxy statement filed with the SEC on April 21, 2022, in relation to the Equity Exchange Agreement and the transactions contemplated thereby, is hereby incorporated by reference into, and made a part of, this proxy statement.

Any and all documents incorporated by reference into this proxy statement are available under the “Shareholder/Financial – Annual and Quarterly Reports” section of our website at www.daybreakoilandgas.com. These documents are also available upon request, without charge, by first class mail or other equally prompt means within one business day of receipt of such request, by contacting the Corporate Secretary at Daybreak Oil and Gas, Inc., 1414 S. Friendswood Dr., Suite 212, Friendswood, TX 77546 or call (281) 996-4176.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Proxy Statement on Schedule 14A of our report dated June 15, 2022 with respect to the audited financial statements of Daybreak Oil and Gas, Inc. for the years ended February 28, 2022 and 2021. Our report contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

June 30, 2022

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DAYBREAK OIL AND GAS, INC.

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Vote on Directors

1. ELECTION OF DIRECTORS

Nominees:

01) James F. Westmoreland
02) James F. Meara
03) Timothy R. Lindsey
04) Darren Williams

Vote on Proposals

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). **If no direction is made, this proxy will be voted "FOR ALL" director nominees for Item 1 and "FOR" Item 2.** In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof, for which discretionary authority is allowed by Rule 14a-4(c) of the Securities Exchange Act of 1934.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2022 Proxy Statement and Annual Report for the fiscal year ended February 28, 2022 are available at www.proxyvote.com.

D88736-P78724

Daybreak Oil and Gas, Inc.
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint Karol L. Adams as proxy, with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Daybreak Oil and Gas, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., Central Time on August 30, 2022, at 1414 S. Friendswood Dr., Friendswood, TX 77546.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

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